UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 26, 2018 (January 24, 2018)

Adobe Systems Incorporated
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    2018 Performance Share Program
On January 24, 2018, the Executive Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Adobe Systems Incorporated (the “Company”) approved the 2018 Performance Share Program, including the Award Calculation Methodology (the “Program”), under the terms of the Company’s 2003 Equity Incentive Plan. The Committee established the Program to help focus key employees on building stockholder value, provide significant award potential for achieving outstanding Company performance, and enhance the ability of the Company to attract and retain highly talented individuals. Members of the Company’s executive management team and other key members of senior management were selected by the Committee to participate in the Program for fiscal year 2018. The Committee granted awards to the executive officers under the Program on January 24, 2018 in the form of a target award and a maximum award of performance shares (“Performance Shares”), approved pursuant to the terms of the Company’s 2003 Equity Incentive Plan.

Under the Program, shares may be earned based on the achievement of objective relative total stockholder return (“TSR”) measured over a three-year performance period (Adobe’s 2018 - 2020 fiscal years). The Committee will certify actual performance achievement following the Company’s 2020 fiscal year end and the corresponding number of Performance Shares earned for the three-year performance period, subject to specified change of control exceptions. In addition, as a condition to earning any Performance Shares, a participant must continue to provide service to Adobe (or an affiliate) through the latter of the certification date and January 24, 2021. Accordingly, the Performance Shares will align our executives’ interests with those of our stockholders, while serving as a key retention mechanism over the long term.

Each participant can earn between 0% and 200% (the payout cap under the Program) of his or her target number of Performance Shares. The amount of Performance Shares actually earned is based on a relative three-year TSR measure, which objectively compares the TSR of Adobe’s common stock against the TSR of the companies included in the NASDAQ 100 Index as of December 2, 2017 (the first day of Adobe’s 2018 fiscal year) during the course of the three-year period. Generally, TSR will be compared using the 90-calendar day average immediately preceding Adobe’s 2018 fiscal year and ending at the end of Adobe’s 2020 fiscal year. The number of Performance Shares awarded will increase or decrease 2.5% for every percentile that Adobe’s TSR percentile rank is above or below, respectively, the NASDAQ 100 companies’ 50th percentile, and no shares will be awarded if the Company’s performance ranks below the 25th percentile for the three-year performance period. Additionally, regardless of Adobe’s relative position with respect to the NASDAQ 100 companies, the award will be capped at 100% of target in the case of Adobe having a negative absolute TSR over the measurement period.

The target awards and maximum awards for the Performance Shares granted to the Company’s principal executive officer and other named executive officers* on January 24, 2018 are as set forth below.

Officer**	Title	Target Award	Maximum Award
Shantanu Narayen	Chairman, President and Chief Executive Officer	61,345	122,690
Bryan Lamkin	Executive Vice President and GM, Digital Media	16,615	33,230
Bradley Rencher	Executive Vice President and GM, Experience Cloud	15,975	31,950
Matthew Thompson	Executive Vice President, Worldwide Field Operations	15,340	30,680

* For purposes of this filing, the term “named executive officer” refers to executive officers for whom disclosure was required in our most recent filing with the Securities Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 that required disclosure pursuant to Item 402(c) of Regulation S-K.

** As noted in Item 9B of the Company's 10-K filed on January 22, 2018, Mark Garrett notified the Company on January 22, 2018 of his intent to retire as Executive Vice President and Chief Financial Officer of Adobe during 2018. Mr. Garrett did not receive an award under the Company's 2018 Performance Share Program.

A participant may receive less than his or her target award, and in no event may actual shares earned exceed the maximum award. Any shares issued under the Program are subject to recoupment in accordance with the Company’s clawback policies.

The description of the Program contained herein is a summary of the material terms of the Program, does not purport to be complete, and is qualified in its entirety by reference to the Program used in connection with the 2003 Equity Incentive Plan, which is incorporated herein by reference as Exhibit 10.1. Copies of the 2018 Performance Share Program and the form of Award Grant Notice and Performance Share Award Agreement for use in connection with grants under this Program are filed herewith as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

2018 Executive Annual Incentive Plan

On January 24, 2018, the Committee approved the terms of the 2018 Executive Annual Incentive Plan (the “Incentive Plan”), adopted pursuant to the stockholder-approved 2016 Executive Cash Performance Bonus Plan (the “Master Bonus Plan”). The Incentive Plan applies to certain executive officers of the Company and is designed to drive revenue growth, encourage accountability, drive execution of short-term priorities tied to long-term strategy and annual operating plan objectives, and recognize and reward the Company’s executives upon the achievement of certain objectives.

Executive officers designated by the Board as an officer for purposes of Section 16 of the Securities and Exchange Act of 1934, as amended, who are Senior Vice President level or above, and who are employed by the Company during its 2018 fiscal year are eligible to participate in the Incentive Plan. Pursuant to the Incentive Plan, each participant is eligible to receive an incentive bonus calculated as a percentage of his or her base salary.

The Incentive Plan requires that the Company achieve at least 90% of the GAAP revenue target set forth in the annual operating plan for fiscal year 2018 as approved by the Board at the beginning of the fiscal year (the “FY18 Operating Plan”) as a minimum performance threshold before participants may earn any incentive bonus under the Incentive Plan. If the initial threshold is not achieved, no payments may be made under the Incentive Plan. If this initial threshold is achieved, each participant is eligible to earn a maximum bonus equal to 200% of such participant’s Target Award, up to a maximum of $5 million (the “Maximum Award”). The “Target Award” is calculated by multiplying a participant’s base salary in effect at the end of the performance period by a Committee-approved target bonus percentage.

For fiscal year 2018, the Target Award and Maximum Award, expressed as a percentage of base salary for the Company’s principal executive officer, principal financial officer and other named executive officers, would be as follows:

Officer	Title	Target Award	Maximum Award
Shantanu Narayen	Chairman, President and Chief Executive Officer	200%	400%
Mark Garrett	Executive Vice President and Chief Financial Officer	100%	200%
Bryan Lamkin	Executive Vice President and GM, Digital Media	100%	200%
Bradley Rencher	Executive Vice President and GM, Experience Cloud	100%	200%
Matthew Thompson	Executive Vice President, Worldwide Field Operations	100%	200%

The Maximum Award for each participant is subject to reduction based on the Company’s or the participant’s performance. A participant’s “Actual Award” is comprised of:

Actual Award ($)*	=	Corporate Performance Result (%)	*	Individual Performance Result (%)	*	Target Award ($)

* Cannot exceed Target Award unless the Financial Performance Result (as set forth below) is at least 90%
The Company’s financial performance for the performance period (“Financial Performance Result”) is comprised of both (1) net new annualized recurring revenue in Digital Media (“ARR”) and (2) net new subscription bookings for Digital Experience (“Bookings”). The Financial Performance Result is calculated by averaging the ARR Performance Result and the Bookings Performance Result, which are percentages based off of the achievement of targets set forth in the FY18 Operating Plan, as shown on Exhibit A of the Incentive Plan.

As described in our Annual Report on Form 10-K for the fiscal year ended December 1, 2017, we define ARR as the sum of Creative ARR and Document Cloud ARR. We define Creative ARR as the sum of: (1) the annual value of Creative Cloud subscriptions and services; plus (2) the annual contract value of Digital Publishing Suite; plus (3) the annual contract value of Creative Enterprise Term License Agreements. We define Document Cloud ARR as the sum of (1) the annual value of Document Cloud subscriptions and services, plus (2) the annual contract value of Document Cloud Enterprise Term License Agreements.

The Financial Performance Result is subject to adjustment by the Committee by up to 25 percentage points up or down based on the Committee’s assessment of the Company’s performance against its corporate priorities and objectives during the performance period (the “Strategic Performance Adjustment”). This results in the “Corporate Performance Result” (expressed as a percentage).

The “Individual Performance Result” is based on the Committee’s assessment of each participant's individual performance including, without limitation, achievement of individual performance goals set by the Committee at the outset of the performance period. The goals are specifically tailored to each participant and aligned with the achievement of strategic objectives in the FY18 Operating Plan. A participant’s Individual Performance Result may range from 0% to 200%.

Once each component described above is certified by the Committee, the Actual Award earned by each participant under the Incentive Plan is determined using the formula included above, provided that in no event will a participant's Actual Award exceed their Target Award if the Financial Performance Result is not at least 90%.

Any amounts paid under the Incentive Plan are subject to recoupment from participants in accordance with the Company’s clawback policies.

The description of the Incentive Plan contained herein is a summary of the material terms of the Incentive Plan, does not purport to be complete, and is qualified in its entirety by reference to the Incentive Plan and the Master Bonus Plan, which is incorporated herein by reference as Exhibit 10.4. A copy of the Incentive Plan is filed as Exhibit 10.5 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
 (d) Exhibits

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2003 Equity Incentive Plan, as amended	8-K	4/13/17	10.1
10.2	2018 Performance Share Program				X
10.3	Form of 2018 Performance Share Award Grant Notice and Award Agreement pursuant to 2018 Performance Share Program				X
10.4	2016 Executive Cash Performance Bonus Plan	8-K	1/29/16	10.4
10.5	2018 Executive Annual Incentive Plan				X
10.6	Form of RSU Grant Notice and Award Agreement pursuant to 2003 Equity Incentive Plan				X
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: January 26, 2018	By:	/s/ MARK GARRETT
Mark Garrett
Executive Vice President and Chief Financial Officer

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